EXHIBIT (a)(1)(O)

                              LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               VIRBAC CORPORATION

            PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 18, 2006,

              THE FIRST SUPPLEMENT THERETO DATED SEPTEMBER 8, 2006

                                      AND

              THE SECOND SUPPLEMENT THERETO DATED OCTOBER 17, 2006

                                       BY

                            LABOGROUP HOLDING, INC.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                   VIRBAC S.A.

--------------------------------------------------------------------------------
        THE AMENDED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,
          NEW YORK CITY TIME, ON TUESDAY, OCTOBER 31, 2006, UNLESS THE
                            AMENDED OFFER IS EXTENDED
--------------------------------------------------------------------------------
                    The Depositary for the Amended Offer is:

                          MELLON INVESTOR SERVICES LLC

          BY MAIL:                 BY OVERNIGHT COURIER:           BY HAND DELIVERY:
Mellon Investor Services LLC   Mellon Investor Services LLC   Mellon Investor Services LLC
 Attn: Reorganization Dept.     Attn: Reorganization Dept.     Attn: Reorganization Dept.
         PO Box 3301               480 Washington Blvd.         120 Broadway, 13th floor
  South Hackensack NJ 07606         Mail Drop -- Reorg             New York NY 10271
                                   Jersey City NJ 07310

DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OR BY A DELIVERY METHOD OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

----------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               VIRBAC CORPORATION CERTIFICATE(S) TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
     VIRBAC CORPORATION SHARE ON CERTIFICATE(S))
----------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL NO. OF
                                                                                        SHARES
                                                                    VIRBAC CORP.      EVIDENCED BY      NUMBER OF
                                                                    CERTIFICATE       VIRBAC CORP.       SHARES
                                                                      NUMBER(S)      CERTIFICATE(S)*    TENDERED**
                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------
                                                                  TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------------
*    Need not be completed by stockholders delivering Shares by book-entry transfer.
**   Unless otherwise indicated,  it will be assumed that all Shares evidenced by Virbac Corp.  Certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

Either this revised (gold) Letter of Transmittal or the original (blue) Letter of Transmittal previously circulated is to be completed by stockholders of Virbac Corporation either if Virbac Corp. Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (defined below)) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase).

DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Holders of Shares whose certificates evidencing Shares ("Virbac Corp. Certificates") are not immediately available or who cannot deliver their Virbac Corp. Certificates and all other documents required hereby to the Depositary prior to the extended Expiration Date (as defined in Section 1 of the Second Supplement to the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures described in
Section 3 of the Offer to Purchase. See Instruction 2.

STOCKHOLDERS OF VIRBAC CORP. WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES USING THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL AND/OR THE ORIGINAL (GREEN) NOTICE OF GUARANTEED DELIVERY, AND WHO HAVE NOT WITHDRAWN SUCH SHARES, HAVE VALIDLY TENDERED SUCH SHARES FOR PURPOSES OF THE AMENDED OFFER AND NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO RECEIVE THE INCREASED PRICE OF $5.75 PER SHARE PURSUANT TO THE AMENDED OFFER. TENDERING STOCKHOLDERS MAY CONTINUE TO USE THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL AND/OR THE ORIGINAL (GREEN) NOTICE OF GUARANTEED DELIVERY OR THEY MAY USE THE REVISED (GOLD) LETTER OF TRANSMITTAL AND THE REVISED (SALMON) NOTICE OF GUARANTEED DELIVERY CIRCULATED HEREWITH. STOCKHOLDERS USING THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL AND/OR THE ORIGINAL (GREEN) NOTICE OF GUARANTEED DELIVERY TO TENDER THEIR SHARES WILL BE DEEMED TO BE TENDERING PURSUANT TO THE AMENDED OFFER AND WILL RECEIVE THE AMENDED OFFER PRICE OF $5.75 PER SHARE DESCRIBED IN THE SECOND SUPPLEMENT IF SHARES ARE ACCEPTED FOR PAYMENT PURSUANT TO THE AMENDED OFFER.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
--------------------------------------------------------------------------------

Name of Tendering Institution: _____________________________________________

Account Number:_____________________________________________________________

Transaction Code Number:____________________________________________________

--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
         FOLLOWING:

--------------------------------------------------------------------------------
Name(s) of Registered Holder(s): ___________________________________________

Window Ticket Number (if any):______________________________________________

Date of Execution of Notice of Guaranteed Delivery: ________________________

Name of Institution that Guaranteed Delivery: ______________________________

If delivery is by book-entry transfer, give the following information:

Account Number:_____________________________________________________________

Transaction Code Number:____________________________________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Labogroup Holding, Inc., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Virbac S.A., a corporation (SOCIETE ANONYME) organized under the laws of France, the above-described shares of common stock, par value $.01 per share ("Shares"), of Virbac Corporation, a Delaware corporation ("Virbac Corp."), pursuant to Purchaser's offer to purchase all Shares, other than those Shares already owned by Purchaser, Virbac S.A. and their subsidiaries, at $5.75 per Share, net to the seller in cash less any required withholding of taxes and without payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 18, 2006 (the "Offer to Purchase"), the Supplement to the Offer to Purchase dated September 8, 2006 (the "First Supplement"), in each case as previously amended by amendments to Schedule TO filed with the Securities and Exchange Commission, the Second Supplement to the Offer to Purchase dated October 17, 2006 (the "Second Supplement"), receipt of which is hereby acknowledged, and in this revised (gold) Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Amended Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Amended Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Amended Offer or prejudice the undersigned's right to receive payment for Shares validly tendered and accepted for payment.

     Upon the terms and subject to the conditions of the Amended Offer (and if the Amended Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Amended Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date hereof (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Virbac Corp. Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of Virbac Corp. and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Amended Offer.

     By executing the original (blue) or revised (gold) Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser and each of them, as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such agent, attorney-in-fact and proxy or his or her substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Virbac Corp. (whether annual or special and whether or not an adjourned or postponed meeting) or written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the other terms of the Amended Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Virbac Corp.'s stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all
Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors, successors in interest and assigns of the undersigned. Except as stated in the Amended Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and
Section 3 of the Second Supplement ("Procedures for Accepting the Amended Offer and Tendering Shares") and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Amended Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Amended Offer (and if the Amended Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Virbac Corp. Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all Virbac Corp. Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Virbac Corp. Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Virbac Corp. Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

-----------------------------------------------------          -----------------------------------------------------

             SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6 AND 7)                               (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be  completed  ONLY if the check for the  purchase          To be  completed  ONLY if the check for the  purchase
price  with  respect  to  Shares  purchased  is to be          price with respect to Shares  purchased and/or Virbac
issued  in  the  name  of  someone   other  than  the          Corp.  Certificates evidencing Shares not tendered or
undersigned,  if Virbac Corp. Certificates evidencing          accepted  for  payment  are to be mailed  to  someone
Shares not  tendered or not  accepted for payment are          other than the  undersigned or to the  undersigned at
to be issued in the name of  someone  other  than the          an address  other than that shown under  "Description
undersigned,   or  if  Shares   tendered  hereby  and          of Shares Tendered."
delivered  by   book-entry   transfer  that  are  not
accepted  for payment are to be returned by credit to          Issue: [ ] Check [ ] Virbac Corp. Certificate(s) to:
an account maintained at a Book-Entry  Facility other
than the account indicated above.                              Name(s):____________________________________________
                                                                                   (PLEASE PRINT)
Issue: [ ] Check [ ] Virbac Corp. Certificate(s) to:
                                                               Address:____________________________________________
Name(s):____________________________________________
                    (PLEASE PRINT)                             ____________________________________________________

Address:____________________________________________           ____________________________________________________

____________________________________________________           ____________________________________________________
                                                                                 (INCLUDE ZIP CODE)
____________________________________________________
                                                               ____________________________________________________
____________________________________________________           (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (INCLUDE ZIP CODE)                                (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

____________________________________________________
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
     (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility
Account set forth below:

____________________________________________________
                   (ACCOUNT NUMBER)

----------------------------------------------------           -----------------------------------------------------

--------------------------------------------------------------------------------
                                    IMPORTANT

                             STOCKHOLDERS SIGN HERE
               (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X______________________________________________________________________________
X______________________________________________________________________________
Dated: ________________ 2006

(Must be signed by registered holder(s) exactly as name(s) appear(s) Virbac Corp. Certificate(s) evidencing the Share(s) or by person(s) to whom Share(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature(s) is (are) by any trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                                 (PLEASE PRINT)

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)


            __________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.


      FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN THE SPACE BELOW




       ___________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE AMENDED OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this revised Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Signature Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") unless this revised Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" or
(ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL AND VIRBAC CORP. CERTIFICATES. This revised Letter of Transmittal is to be used either if Virbac Corp. Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if tenders are to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Virbac Corp. Certificates evidencing all physically tendered Shares, or a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed revised Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this revised Letter of Transmittal, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Virbac Corp. Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed revised Letter of Transmittal (or facsimile thereof) must accompany each such delivery. Stockholders whose Virbac Corp. Certificates are not immediately available, who cannot deliver their Virbac Corp. Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed original (green) or revised (salmon) Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and
(iii) the Virbac Corp. Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a Book-Entry Confirmation, of all Shares delivered by book-entry transfer, in each case together with the original
(blue) or revised (gold) Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this revised Letter of Transmittal, must be received by the Depositary within three Nasdaq Capital Market ("Nasdaq") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in
Section 3 of the Offer to Purchase. A Nasdaq trading day is any day on which the Nasdaq is open for business.

     THE METHOD OF DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL, VIRBAC CORP. CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this revised Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the Virbac Corp. Certificate numbers, the number of Shares evidenced by such Virbac Corp. Certificates and the number of Shares tendered should be listed on a separate schedule signed and attached to this revised Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all Shares evidenced by any Virbac Corp. Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Virbac Corp. Certificate(s) evidencing the remainder of Shares that were evidenced by the Virbac Corp. Certificates delivered to the Depositary herewith will be sent to the person(s) signing this revised Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions," as soon as practicable after the Expiration Date or the termination of the Amended Offer. All Shares evidenced by Virbac Corp. Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON REVISED LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this revised Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Virbac Corp. Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this revised Letter of Transmittal. If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate revised Letters of Transmittal as there are different registrations of such Shares.

     If this revised Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Virbac Corp. Certificates or separate stock powers are required, unless payment is to be made to, or Virbac Corp. Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

     If this revised Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Virbac Corp. Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Virbac Corp. Certificate(s). Signatures on such Virbac Corp. Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this revised Letter of Transmittal or any Virbac Corp. Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Amended Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Virbac Corp. Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered Virbac Corp. Certificate(s) are registered in the name of any person other than the person(s) signing the revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the Transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE VIRBAC CORP. CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Virbac Corp. Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this revised Letter of Transmittal or if such check or any such Virbac Corp. Certificate is to be sent to a person other than the signor of this revised Letter of Transmittal or to the person(s) signing this revised Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes herein must be completed.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at the address or telephone number set forth below. Additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this revised Letter of Transmittal, the revised (salmon) Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 28% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date BOTH the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     10. WAIVER OF CONDITIONS. Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions to the Amended Offer except for the minimum tender condition (as described in the Offer to Purchase, the First Supplement and the Second Supplement), in whole or in part, in the case of any Shares tendered.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Virbac Corp. Certificate(s) has been lost, destroyed or stolen, the stockholder should promptly notify Virbac Corp.'s transfer agent, Mellon Investor Services LLC. The stockholder will then be instructed as to the steps that must be taken in order to replace the Virbac Corp. Certificate(s). This revised Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Virbac Corp. Certificates have been followed.

                                   IMPORTANT:

THIS REVISED (GOLD) LETTER OF TRANSMITTAL OR THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF OR THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND VIRBAC CORP. CERTIFICATES OR A BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED REVISED (SALMON) NOTICE OF GUARANTEED DELIVEY OR ORIGINAL (GREEN) NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXTENDED EXPIRATION DATE (AS DEFINED IN THE SECOND SUPPLEMENT).

IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Amended Offer may be subject to backup withholding of 28%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Amended Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, sign and date the Substitute Form W-9 and complete the additional certification . If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

--------------------------------------------------------------------------------
                   PAYOR'S NAME: MELLON INVESTOR SERVICES LLC
--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9               NAME:________________       Individual   [ ]

DEPARTMENT OF THE                 ADDRESS:                    Partnership  [ ]
TREASURY
                                  _____________________       Corporation  [ ]
REQUEST FOR TAXPAYER
                                  _____________________       Other
IDENTIFICATION NUMBER                                         (Specify)    [ ]
(TIN) AND CERTIFICATION           _____________________
--------------------------------------------------------------------------------
Part I.  PLEASE PROVIDE  YOUR TAXPAYER IDENTIFI-    SSN________________________
         CATION NUMBER IN THE SPACE AT RIGHT AND
         CERTIFY BY SIGNING AND DATING BELOW. IF    or
         AWAITING TIN, WRITE "APPLIED FOR"
                                                    TIN________________________
--------------------------------------------------------------------------------
Part II. FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING. SEE THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9."
--------------------------------------------------------------------------------
CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME);

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP
         WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

(3)      ANY  OTHER  INFORMATION  PROVIDED  ON THIS  FORM IS TRUE,  CORRECT  AND
         COMPLETE.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).


________________________________
Signature


________________________________
Name (Please Print)

Date: _______________, 2006

--------------------------------------------------------------------------------

NOTE: YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING FOR A TIN TO BE ASSIGNED TO YOU OR IF YOU INTEND TO APPLY FOR A TIN:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate internal revenue service center or social security administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Date: _________________ ___, 2006

Signature: _________________________________

Name (Please Print): _______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDED OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

MANUALLY SIGNED FACSIMILE COPIES OF THE REVISED (GOLD) OR ORIGINAL (BLUE) LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE REVISED (GOLD) OR ORIGINAL (BLUE) LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF VIRBAC CORPORATION OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

Questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, the revised (gold) Letter of Transmittal, the revised (salmon) Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                 THE INFORMATION AGENT FOR THE AMENDED OFFER IS:

                               MORROW & CO., INC.

                                 470 West Avenue
                               Stamford, CT 06902
                                 (203) 658-9400

                      BANKS AND BROKERS CALL (203) 658-9400
               STOCKHOLDERS PLEASE CALL TOLL FREE: (800) 607-0088

                  THE DEALER MANAGER FOR THE AMENDED OFFER IS:

                            BMO CAPITAL MARKETS CORP.

                             111 WEST MONROE STREET
                                CHICAGO, IL 60603
                                 (312) 293-4111